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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                             SAMUELS JEWELERS, INC.

         I, Randy N. McCullough, as the Chief Executive Officer of Samuels Jewelers, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

1. the accompanying Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 14, 2003



                                 /s/ Randy N. McCullough
                                 -----------------------------------------------
                                 Randy N. McCullough
                                 Chief Executive Officer, Samuels Jewelers, Inc.



The above certification is furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.